Please file this Prospectus Supplement with your records.

                           STRONG MULTI CAP VALUE FUND
                                 Investor Class

        Supplement to the Prospectus dated May 1, 2003, as supplemented on December 3, 2003


Reorganization of the Fund and Reopening of the Fund to New Investors Previously, the Board of Directors (Board) approved the reorganization, subject to shareholder approval, of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund. In anticipation of the shareholder vote, the Strong Multi Cap Value Fund was closed to new investors. Subsequently, the Board directed that the shareholder meeting, at which shareholders were to consider the reorganization, be adjourned. A new shareholder meeting date has not been set. Consequently, effective immediately, the Strong Multi Cap Value Fund is reopened to new investors.


If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.


          The date of this Prospectus Supplement is January 30, 2004.






RT41575 01-04                                              MCV0104/WH2112 1-04